EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Obie Media Corporation (the Company ) on Form 10-Q for the quarterly period ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Brian B. Obie, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/Brian B. Obie
          President
          Chief Executive Officer